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                            STOCK PURCHASE WARRANT                 EXHIBIT 10.15

THIS WARRANT AND THE SHARES OF STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.



No. C-_                          COMBICHEM, INC.

                       WARRANT TO PURCHASE SHARES OF STOCK


      THIS CERTIFIES THAT, for value received, ________________ (the "Holder") is entitled to subscribe for and purchase _______________________________ (_____) shares (the "Shares") of Series C Preferred Stock of CombiChem, Inc. Subject to the provisions and upon the terms and conditions hereinafter set forth, Shares purchased under this Warrant shall be subject to purchase at $0.62 per share, as adjusted pursuant to Section 3 hereof (the "Exercise Price").

      1.    Method of Exercise; Payment.

            (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder in whole or in part, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit B-I duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's, or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the shares being purchased.

            (b)   Net Issue Exercise.

                  (i) In lieu of exercising this Warrant pursuant to Section l(a) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise in which


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alternative No. 1 is initialed by the Holder. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

                                    X:  Y (A-B)
                                        -------
                                           A

Where X   =    the number of Shares to be issued to the Holder.

Y         =    the number of Shares subject to this Warrant.

A         =    the fair market value of one Share.

B         =    the Exercise Price (as adjusted to the date of such calculation).

                  (ii) Automatic Exercise. This Warrant shall automatically be exercised pursuant to Section l(b) hereof immediately before its expiration pursuant to Section 10 hereof, unless Holder notifies the Company in writing to the contrary before such termination.

            (c) Fair Market Value. For purposes of this Warrant, the fair market value of the security issuable upon exercise of the Warrant shall mean:

                  (i) The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value;

                  (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, the per share fair market value of the security issuable upon exercise of the Warrant shall be determined in good faith by the Company's Board of Directors.

            (d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within five business days and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time. The holder of this Warrant may make any exercise of this Warrant contingent upon the consummation of a public offering of the Common Stock registered under the Securities Act of 1933, as amended.

            (e) Exercise into Common Stock. Upon any exercise of this Warrant, at the election of the Holder so exercising, this Warrant may be exercised into the number of shares of Common Stock into which the Shares issuable upon such exercise are then convertible.


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      2.    Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all stock transfer taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient Shares to provide for the exercise of the rights represented by this Warrant and sufficient shares of Common Stock to provide for the conversion of such Shares.

      3. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 11 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of the Shares, the Company shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of an equivalent number of shares of Shares. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subsection (a), subject to Section 11 hereof, shall similarly apply to successive reclassifications or changes.

            (b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding Shares, or shall issue a stock dividend on its outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

      4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

      5. Fractional Shares. No fractional Shares may be issued in connection with any exercise hereunder. In lieu of such fractional shares, the Company shall make a cash payment therefor based upon the fair market value of the Shares.


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      6.    Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

            (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for their own accounts, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

            (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

            (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

            (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

      7.    Restrictive Legend.

            The Shares issuable upon exercise of this Warrant (unless registered under the Act or transferable under Rule 144(k)) shall be stamped or imprinted with a legend in substantially the following form:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE, OFFER OR TRANSFER IS EXEMPT FROM THE


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            REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
            COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

      8.    Restrictions Upon Transfer and Removal of Legend.

            (a) This Warrant is not transferrable except in compliance with applicable securities law. The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 7 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 7 hereof is satisfied.

            (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a shareholder of such corporation, or (iv) by gift, will, or intestate succession of any individual holder to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

      9. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

      10. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., California local time, on the fifth anniversary of the date of issuance.


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      11.   Amendment. This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder of this Warrant.

      12. Notices, Etc.. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

      13. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      Issued this ____ day of ______, 19__.


                                       COMBICHEM, INC.

                                       By: _____________________________________

                                       Title: __________________________________

WARRANT HOLDER:



By: ________________________

Title: _____________________


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
                                   EXHIBIT B-1

                               NOTICE OF EXERCISE


TO:    COMBICHEM, INC.
       Attention: President

      1. In lieu of exercising the attached Warrant for cash, check or cancellation of indebtedness, the undersigned hereby elects to effect the net issuance provision of Section l(b) of the attached Warrant and receive _________________ (leave blank if you choose Alternative No. 2 below) Shares of CombiChem, Inc. pursuant to the terms of the attached Warrant. (Initial here if the undersigned elects this alternative) ________________.

      2. The undersigned elects to purchase _____________ (leave blank if you choose Alternative No. 1 above) Shares of CombiChem, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such Shares in full, together with all applicable transfer taxes, if any.

      3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:


                                    -----------------------------
                                                   (Name)
                                    -----------------------------

                                    -----------------------------
                                                  (Address)

      4. The undersigned hereby represents and warrants that the aforesaid are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof in violation of applicable law, and that the undersigned has no present intention of distributing or reselling such shares in violation of applicable law and all representations and warranties of the undersigned set forth in Section 6 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B-2.


                                               --------------------------------
                                                         (Signature)

                                              Title:___________________________
------------------
       (Date)


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
                                   EXHIBIT B-2

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER :    _________________________________________________

SELLER    :    COMBICHEM, INC.

COMPANY   :    COMBICHEM, INC.

SECURITY  :    SHARES OF STOCK, identified in the STOCK PURCHASE WARRANT
               ISSUED ON ______________, 199__, a copy of which is attached hereto.

AMOUNT    :    ____________________________ SHARES

DATE      :    ________________, 199__


In connection with the purchase of the above-listed Securities, the undersigned represents to the Seller and to the Company the following:

      (a) The undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing these Securities for his/her own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

      (b) The undersigned understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his/her investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if this representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      (c) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the undersigned understands that the Company is under no obligation to register the Securities. In addition, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend


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
which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company or Rule 144(k) is available.

      (d) The undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

      The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

      (e) The undersigned agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares of the Company held by the undersigned (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) the undersigned further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

      (f) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                       -----------------------------------------

                                       By:______________________________________
                                       Title:___________________________________

                                       Date:_______________________, 19___


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                                   SCHEDULE A


Warrantholders

Sequoia Capital VI
Sequoia Technology Partners VI
Sequoia XXIV
Paine Webber Incorporated as Custodian of the
  Michael Grossman Rollover IRA
North American Trust Company, Trustee FBO SK
  Int'l SEC E/M Kandel


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